UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2019

_________________________________
ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
_________________________________

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (980) 299-5700
Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	ALB	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2019, the Board of Directors of Albemarle Corporation (the “Company”) acted to appoint a new Principal Accounting Officer effective as of the day after the Company files its Form 10-Q for the period ended September 30, 2019 with the Securities and Exchange Commission (the “Effective Date”). On the Effective Date, Donald J. LaBauve Jr., Vice President, Controller and Chief Accounting Officer of the Company, will become the Chief Financial Officer of the Company’s Lithium Global Business Unit (“GBU”). As a result of his new position and duties, Mr. LaBauve will no longer serve as the Company’s Principal Accounting Officer.

In connection with Mr. LaBauve’s transfer, the Board of Directors has appointed John Barichivich as the Company’s new Principal Accounting Officer effective immediately upon Mr. LaBauve’s transfer. Mr. Barichivich, age 52, has worked for the Company for over 12 years holding various staff and leadership positions of increasing responsibility. Most recently, Mr. Barichivich has been serving as CFO VP Finance, Purchasing, and S&OP Catalysts GBU since February 2019. Between January 2016 and February 2019, Mr. Barichivich acted as Vice President - Finance, Bromine Specialties GBU, and he previously served as VP of Finance, Catalysts GBU from September 2012 until December 2015.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Barichivich and any of the Company's executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions in which Mr. Barichivich has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: October 30, 2019	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel